UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2006
CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	033-68728 (Commission File Number)	13-3726306 (IRS Employer Identification Number)

50 Rockefeller Plaza
New York, NY		10020
(Address of principal executive offices)		(Zip Code)
(212) 492-1100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-23.1: CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EX-99.1: SELECTED FINANCIAL DATA
EX-99.2: MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
EX-99.3: CONSOLIDATED FINANCIAL STATEMENTS

Item 8.01. Other Events.
On June 29, 2006, Corporate Property Associates 12 Incorporated (“CPA®:12”) entered into an agreement and plan of merger (Merger Agreement), with Corporate Property Associates 14 Incorporated (“CPA®:14”), which contemplates that CPA®:12 will be merged with and into CPA®:14. Each outstanding share of CPA®:12 common stock will be converted into the right to receive .8692 of a share of CPA®:14 common stock or cash at the discretion of each shareholder. The boards of directors of CPA®:12 and CPA®:14 have approved the Merger Agreement. The proposed merger is subject to CPA®:12’s shareholders’ approval and other customary closing conditions.
As a result of the Merger Agreement, CPA®:12 is revising its historical financial statements in connection with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”). During the quarter ended March 31, 2006, CPA®:12 reclassified a certain property to assets held for sale and in compliance with SFAS 144 has reported revenue and expenses from the reclassification of this property as discontinued operations for each period presented in its quarterly report for the quarter ended March 31, 2006 (including the comparable periods of the prior year). Under SEC requirements, the same reclassification as discontinued operations required by SFAS 144 following the reclassification of this property is required for previously issued annual financial statements for each of the three years shown in CPA®:12’s last annual report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the reclassification. The reclassification has no effect on CPA®:12’s previously reported net income, financial condition or cash flows.
This Report on Form 8-K updates Items 6, 7 and 8 of CPA®:12’s 2005 Form 10-K filed on March 24, 2006, to reflect the reclassification of a certain property to assets held for sale during the quarter ended March 31, 2006 as discontinued operations. All other items of the Form 10-K remain unchanged. The updated sections of CPA®:12’s Form 10-K are attached hereto as exhibits 99.1, 99.2 and 99.3. No attempt has been made to include any adjustments or update matters in the Form 10-K except to the extent expressly provided above.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)

99.1	Selected Financial Data as of and for the years ended December 31, 2005, 2004, 2003, 2002 and 2001

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2005

99.3	Consolidated Financial Statements
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
Date: July 25, 2006	By:	/s/ Mark J. DeCesaris
Mark J. DeCesaris, Managing Director and
Acting Chief Financial Officer